As filed with the Securities and Exchange Commission on February 8, 2013.

1940 Act File No. 811-22803

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☑  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐  AMENDMENT NO.

STUFUND SPECTRUM FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53201

(Address of Principal Executive Offices)

212-240-9721

(Registrant’s Telephone Number, including Area Code)

Victor Fontana

125 Maiden Lane

New York, NY 10038

(Name and Address of Agent for Service)

Copies to:

Joshua D. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940 (the “1940 Act”). Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

PART A — INFORMATION REQUIRED IN A PROSPECTUS

PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum that follows.

For the Exclusive Use Of:

Copy No.:

Confidential Private Placement Memorandum

STUFUND SPECTRUM FUND

February 8, 2013

Investment Adviser: StuFund Advisors, LLC

StuFund Spectrum Fund (the “Fund”) is a newly organized statutory trust organized under the laws of the State of Delaware and registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). StuFund Advisors, LLC (the “Investment Adviser”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment adviser to the Fund. The Fund’s investment objective is to obtain total returns, with an emphasis on current income consistent with the preservation of capital. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) at least 80% of its assets in U.S. Government Securities (as defined below) and (2) up to 20% of its assets in a combination of the following assets: (i) any class of securities issued by special purpose vehicles (“Securitized Vehicles”) that engage in collateralized debt obligations (“CDO”), collateralized loan obligations (“CLO”) or asset-backed securitizations (“ABS”) (the securities of such Securitization Vehicles are referred to in this Confidential Private Placement Memorandum (the “Private Placement Memorandum”) as “Securitization Investments”) and (ii) Other Debt Securities (as defined below in “The Fund’s Investments”). No more than 15% of the assets of the Fund will be in mortgage-backed securities and not more than 20% of the assets of the Fund will be in illiquid securities. Other than investments in U.S. Government Securities, the Fund will not invest more than 10% of its assets in any single issuer. The Fund will not invest more than 5% of its assets in convertible debt instruments. Investing in the Fund involves a degree of risk. SEE “PRINCIPAL RISKS OF THE FUND” BEGINNING ON PAGE [__].

This Private Placement Memorandum applies to the offering of shares of beneficial interest (“Shares”) of the Fund. The Shares will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the Fund, in each case subject to any applicable fees, as described herein. The Shares will initially be issued at $10 per share. No shareholder will have the right to require the Fund to redeem its Shares.

Shares are an Illiquid Investment. The Shares will not be listed on any securities exchange and the Fund will not knowingly permit a secondary market to develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Neither the SEC nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Private Placement Memorandum. Any representation to the contrary is a criminal offense. This is a private offering made only pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This Private Placement Memorandum sets out concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Additional information about the Fund has been filed with the SEC and is available either on the SEC’s website at www.sec.gov or upon request and without charge, by calling the Fund toll free [_____________]. The Fund’s annual and semi-annual reports will also be available on the SEC website or upon request and without charge, by calling toll free [_____________]. Shares will be sold only to investors qualifying as “Eligible Investors” as described in this Private Placement Memorandum.

TO ALL INVESTORS

This Private Placement Memorandum does not constitute an offer to sell or the solicitation of an offer to buy, nor will any sale of Shares be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Private Placement Memorandum. Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Private Placement Memorandum is qualified in its entirety by reference to the Fund’s Agreement and Declaration of Trust itself. Prospective investors should not assume the information provided by this Private Placement Memorandum is accurate as of any date other than the date shown above. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust.

TABLE OF CONTENTS

Page:
Summary	4
Summary of Fund Expenses	11
The Fund	12
Investment Objective and Policies	12
The Fund’s Investments	13
Principal Risks of the Fund	23
Investment Restrictions	33
Management of the Fund	34
Other Service Providers	42
Fund Expenses	45
Portfolio Transactions and Brokerage	45
Net Asset Value	46
Distributions	47
Description of Shares	47
Subscriptions for Shares	48
Tender Offers/Offers to Repurchase	49
Tender/Repurchase Procedures	50
Transfer of Shares	51
Anti-Money Laundering	51
Reports to Shareholders	52
Term, Dissolution and Liquidation	52
Fiscal Year	52
Tax Matters	52
Voting	54
Codes of Ethics	54
Proxy Voting Policy and Proxy Voting Record	55
Legal Counsel	55
Independent Registered Public Accounting Firm	55
Additional Information	55

Appendix A	56
Appendix B	64

SUMMARY

This is only a summary. This summary does not contain all of the information that an investor should consider before investing in the Fund’s Shares. You should review the more detailed information contained in this Private Placement Memorandum. In particular, you should carefully read the risks of investing in the Shares, as discussed under “Principal Risks of the Fund.”

The Fund	StuFund Spectrum Fund is a newly organized statutory trust organized under the laws of the State of Delaware and registered as a diversified, closed-end management investment company under the 1940 Act. Throughout this Private Placement Memorandum, StuFund Spectrum Fund is referred to simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The assets of the Fund will be actively managed and shareholders will be subject to an asset-based fee payable to the Investment Adviser.

The Private Offering	The Fund will privately offer and sell Shares of beneficial interests only to investors that are “accredited investors” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. The beneficial interests are called “Shares” in the rest of this Private Placement Memorandum. The Fund will pay all expenses related to its organization.

The minimum initial investment in the Fund by any investor is $10,000, and the minimum additional investment in the Fund by any Shareholder is $1,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Shares are generally offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

An investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”

Investment Objective and Policies	The Fund’s investment objective is to obtain total returns, with an emphasis on current income consistent with the preservation of capital. The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) at least 80% of its assets in U.S. Government Securities (as defined below) and (2) up to 20% of its assets in a combination of the following assets: (i) any class of securities issued by Securitized Vehicles that engage in Securitization Investments and (ii) Other Debt Securities (as defined below), including repurchase agreements.

No more than 15% of the assets of the Fund will be in mortgage-backed securities and not more than 20% of the assets of the Fund will be in illiquid securities. Other than investments in U.S. Government Securities, the Fund will not invest more than 10% of its assets in any single issuer. The Fund will not invest more than 5% of its assets in convertible debt instruments.

In accordance with the Fund’s investment policy, as of the end of each quarter, at least 80% of the Fund’s total assets will be in the form of U.S. Government Securities. The remainder of the Fund’s total assets will be invested in Securitization Investments and Other Debt Securities.

The Fund may seek to hedge certain risks such as overall market and interest rate risk through the use of derivative instruments as discussed below.

The Fund may, but is not required to, write, purchase or sell put or call options on securities, fixed income indices or other instruments, write, purchase or sell futures contracts or option on futures, or enter into various transactions such as swaps, caps, floors (collectively “Derivative Transactions”). The Fund will not write uncovered call options as part of any Derivative Transaction.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior the Fund’s effecting any such change.

The Fund’s Investments

The Fund will invest primarily in a combination of U.S. Government Securities, Securitization Investments, and Other Debt Securities.

U.S. Government Securities

The U.S. Government Securities in which the Fund may invest (collectively “U.S. Government Securities”) include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. Government Securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Securitization Investments

The Fund will invest in any class of debt securities issued by investment vehicles that engage in CDO, CLO and ABS securitizations. For purposes of this Private Placement Memorandum, such vehicles are referred to as Securitization Vehicles. Securitization Investments are generally tranched into multiple classes and one unrated class. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. Securitization Investments purchased by the Fund may include the unrated, most junior tranche as well as junior tranches rated below investment grade. Payments on Securitization Investments that represent equity and below investment grade debt tranches may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

Other Debt Securities

As noted above, the Fund may invest in Other Debt Securities. “Other Debt Securities” include:

•     Commercial paper issued by any corporation under the laws of the United States or any state thereof, with a maturity of not more than 183 days from the date of issuance and having at the time of investment a credit rating of “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1+” by Standard & Poor’s’ (“S&P”).

•     Registered debt securities bearing interest or sold at a discount by any corporation incorporated under the laws of the United States or any state thereof that have credit rating of not less than “Ccc” by Moody’s (and, if such rating is not on watch for possible downgrade by Moody’s), not less than “CCC” by S&P and not less than “CCC” by Fitch, Inc. (“Fitch”).

•     Registered debt securities bearing interest or sold at a discount by any financial institution regulated for the federal deposit.

•     Convertible debt instruments that convert to equity securities. Equity securities received pursuant to a conversion of a convertible debt instrument may not be held longer than two years from the conversion date.

•     Certificates of deposits, issued by domestic banks. The issuer agrees to pay the amount deposited plus interest to the bearer on the receipt on the date specified on the certificates. The domestic bank issuer has deposits that are federally-insured and whose capital is at least $200 million.

•     Repurchase agreements and reverse repurchase agreements on fixed-income instruments.

Use of Leverage

The Fund intends to enhance its total returns through the use of financial leverage within the applicable limits of the 1940 Act. The Fund may leverage through borrowings in an aggregate amount of up to approximately 33⅓% of its assets. Leverage of the Fund will vary over time. The Fund may borrow from banks and other financial institutions.

To the extent the Fund borrows, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its borrowing costs.

The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value (“NAV”), the market price of the Shares and the yield to holders of Shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings and the costs incurred in connection with such borrowings, the value of the Fund’s Shares may decrease more quickly than would otherwise be the case, and distributions on the Shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.

The Fund’s leveraging strategy may not be successful. See “Principal Risks of the Fund — Leverage Risk.”

Investment Adviser	The Fund’s investments will be managed by the Investment Adviser, StuFund Advisors, LLC. The Investment Adviser is registered as an investment adviser with the SEC under the Advisers Act.

Distributions

The Fund intends to make regular cash distributions of substantially all of its net investment income to its shareholders at least annually, at such times as are necessary to aim to avoid taxation of the Fund (see “Tax Matters – Distributions to shareholders”).

The Fund anticipates distributing substantially all of its net investment income for each taxable year. The Fund anticipates that, due to the tax characterization of cash distributions made on the securities it holds, a significant portion of the amount received by the Fund with respect to its investments will consist of taxable interest income for U.S. federal income tax purposes, which will cause a significant portion of the Fund’s distributions to shareholders to be taxable at ordinary income rates for U.S. federal income tax purposes. On the disposition of an investment, the Fund will recognize gain or loss. The Fund will be required to take such investment income and gains into account in satisfying the Fund’s distribution requirements and generally must distribute the amounts to avoid being subject to tax on them. To permit it to maintain a more stable annual distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s NAV. See “Distributions.” Shareholders who receive dividends in the form of additional Shares will be subject to the same U.S. federal, state and local tax consequences as shareholders who elect to receive their dividends in cash. See “Tax Matters.”

Tax Treatment of the Fund

The Fund intends to elect to be treated as, and will attempt to manage its affairs so as to qualify each year for special tax treatment afforded, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code (the “Code”). As long as the Fund meets certain requirements that govern sources of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to shareholders.

Risks of the Fund	Investment in the Fund is speculative and entails substantial risks. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and have sufficient capital to sustain the loss of their entire investment in the Fund. Performance of the Fund will depend upon the Investment Adviser’s ability to effectively select securities that conform to the Fund’s objective. The Fund is a newly organized closed-end management investment company and it has no operating history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially. The Fund will invest in repurchase agreements and could lose money if a seller under a repurchase agreement defaults or declares bankruptcy. The Fund may use leverage, engage in short sales and Derivative Transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Fund may experience significant losses. Investors have no right or power to take part in the management of the Fund. A shareholder may lose all or a substantial portion of its investment in the Fund. Prospective investors should review carefully the “PRINCIPAL RISKS OF THE FUND” section of this Private Placement Memorandum.

Fees and Expenses

The Fund bears its own operating expenses (including, without limitation, its offering expenses).

Investment Management Fee. The Fund pays the Investment Adviser a management fee (the “Investment Management Fee”) at an annual rate of 0.15%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Administration Fee. The Fund pays JD Clark & Co. (the “Administrator”) a minimum monthly administration fee of $5,000, or $60,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

Closed-End Structure	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their Shares on a daily basis.

Repurchase Offers	At the discretion of the Board and provided that it is in the best interests of the Fund and shareholders to do so, the Fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly beginning on [______, 2013] (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately [20%] of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such date may be extended by the Board in its sole discretion. See “TENDER OFFERS/ OFFERS TO REPURCHASE.”

Platform Manager	Registered Fund Solutions, LLC (the “Platform Manager”) will provide the Fund with certain services (“Program Services”), including coordinating and organizing meetings of the Fund's Board and facilitating communication between and among the service providers and professional firms that are engaged by the Fund (other than the Investment Adviser).

Administrator	JD Clark & Co. will provide the Fund with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund.

Custodian	UMB Bank, N.A. (the “Custodian”) will provide the Fund with custodial services.

Accountant/Audit	Rothstein, Kass & Company

Transfer Agent and Dividend Disbursing Agent	JD Clark & Co. will serve as transfer agent (the “Transfer Agent”), dividend disbursing agent and fund accountant for the Fund. See “Other Service Providers.”

SUMMARY OF FUND EXPENSES

The following table describes the aggregate fees and expenses that the Fund expects to incur and that the shareholders of the Fund can expect to bear, either directly or indirectly, through the Fund’s investments.

Shareholder Transaction Expenses:
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.53%

Percentage of Net Assets Attributable to Shares

Annual Expenses:
Management Fees	0.15%
Other Expenses(2)	1.08%
Total Annual Expenses	1.76%

(1)	Amount reflects estimated initial offering expenses of $132,000.
(2)	Amount does not reflect initial offering expenses. Because the Fund is recently organized, “Other Expenses” is an estimated based on aggregate net assets of $25 million in the Fund.

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example below are based on anticipated contributions to the Fund and anticipated operating expenses for the Fund’s first fiscal year of operations, unless otherwise indicated. If the Fund issues fewer Shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to Shares.

EXAMPLE

As required by relevant SEC regulations, the following example illustrates the expenses (including the estimated offering expenses of this offering of $132,000) that an investor would pay on a $1,000 investment in the Fund’s Shares, assuming total annual expenses of 1.76% in year one, and 1.23% in the years thereafter of net assets attributable to the Fund’s Shares and a 5% annual return:

1 Year	3 Years	5 Years	10 Years

$18	$44	$73	$154

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate.

THE FUND

StuFund Spectrum Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed as a Delaware statutory trust on January 30, 2013. The Fund has no operating history.

Investment advisory services will be provided to the Fund by StuFund Advisors, LLC, pursuant to an agreement (the “Investment Management Agreement”). Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board. See “Management of the Fund — Board of Trustees.”

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s primary investment objective is to obtain total returns, with an emphasis on current income consistent with the preservation of capital.

The Fund will seek to achieve its investment objective by primarily investing in a combination of: (1) at least 80% of its assets in U.S. Government Securities (as defined) and (2) up to 20% of its assets in a combination of the following assets: (i) any class of securities issued by Securitized Vehicles that engage in Securitization Investments and (ii) Other Debt Securities. No more than 15% of the assets of the Fund will be in mortgage-backed securities and not more than 20% of the assets of the Fund will be in illiquid securities. Other than investments in U.S. Government Securities, the Fund will not invest more than 10% of its assets in any single issuer. The Fund will not invest more than 5% of its assets in convertible debt instruments.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.

Investment Strategy

The Fund’s investments will be varied from time to time depending upon the judgment of the fund’s management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund intends to invest primarily in U.S. Government Securities. The Fund will generally invest at least 80% of its total assets in U.S. Government Securities and the remainder in Securitization Investments and Other Debt Securities.

Consistent with its investment objective, the Investment Adviser expects the Fund to:

•	Invest most, but not less than 80% of the Fund’s total assets in U.S. Government Securities as of the end of each quarter;

•	Invest in fixed income securities consisting of bonds, debentures, notes, zero-coupon securities, U.S. government debt securities, debt securities convertible into, or exchangeable for, common stocks, mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government, mortgage-related and other Securitization Investments and Other Debt Securities.

•	Typically invest in unrated Securitization Investments, which the Investment Adviser deems to be of comparable quality to debt securities rated at the time of purchase within the four highest rating categories assigned by one or more nationally recognized statistical rating agencies (“NRSROs”);

•	Enter into repurchase transactions and reverse repurchase transactions, forwards contracts, futures contracts and may also engage in forward, futures, and other transactions involving derivatives solely for hedging purposes.

•	It is anticipated that the Fund will have an average maturity of 3 1/2 years to 5 years and a duration of 2 1/5 years to 4 1/2 years.

The Fund expects to invest in fixed-income securities, which may be either rated or unrated by the nationally recognized rating agencies. Such securities (if rated) may represent investments in the lowest of the applicable investment ratings categories, and may be considered to have some speculative characteristics. Additionally, the financial risk of the Fund may be affected by securities with long maturities, which typically provide the best yields, but which may possibly subject the Fund to substantial price changes resulting from market yield fluctuations. The management strategy of the Fund may attempt to mitigate adverse price changes and optimize favorable price changes through active trading that may seek to shift the maturity and/or quality structure of the Fund within its overall investment guidelines.

Under unusual market or economic conditions, the Fund, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or the Fund may hold its assets in cash.

The U.S. Government Securities in which the Fund may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. Government Securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

THE FUND’S INVESTMENTS

U.S. Government Securities

The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. In addition to the securities list above, all of the foregoing are referred to collectively as “U.S. Government Securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S., such as obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration (“FMHA”) or the Export-Import Bank; and/or (iii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Tennessee Valley Authority; and/or (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association (“FNMA”), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies or instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitment.

In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA and FHLMC. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in mortgage-backed securities that are guaranteed as described below by the U.S. government or agencies or instrumentalities thereof. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may also not be guaranteed by agencies or instrumentalities of the U.S. government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a ”pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgage vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or a discount.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities.

GNMA Certificates. GNMA certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund may purchase are modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgage pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund purchases certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, it is customary to treat GNMA certificates as thirty-year mortgage-backed securities that prepay fully in the twelfth year.

The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA certificates. First, GNMA certificates may trade in the secondary market at a premium or a discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA certificates in that each PC represents a pro rata shares of all interest and principal payments made and owned on the underlying pool. Like GNMA certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Securitization Investments

The Fund will invest in any class of debt securities issued by investment vehicles that engage in CDO, CLO and ABS securitizations.

For purposes of this Private Placement Memorandum, such vehicles are referred to as Securitization Vehicles. CDO securities represent interests in loan to U.S. companies, or high yield bonds, investment grade bonds, mezzanine securities, CDO debt, hedge funds, asset-back securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, emerging market securities or other fixed income assets. CLO securities are asset-backed securities that represent an interest in a pool of loans, which may include, among others, domestic or foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. ABS typically represent an interest in a pool of mortgages and credit card receivables or other types of loans. The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Securitization Investments are generally tranched into multiple classes and one unrated class. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. Securitization Investments in the form of senior notes are typically rated “AAA” to “AA,” and therefore have the highest priority claim on cash flows. Because most of a Securitization Vehicle’s debt is typically highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. Recent instability in markets for Securitization Investments have made the rating by rating agencies of tranches of such assets more difficult and has led to rating agencies downgrading certain tranches. The downgrading of certain tranches of Securitization Investments has made such assets more difficult to value. Under current market conditions, the Fund’s investments in Securitization Investments may make a portion of the Fund’s portfolio more difficult to value and, therefore, sell at a fair price.

Securitization Investments purchased by the Fund may include the unrated, most junior tranche as well as junior tranches rated below investment grade. Consequently, Securitization Investments held by the Fund will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. Securitization Investments that represent the lowest rated tranche of a Securitization Vehicle purchased by the Fund will be rated below investment grade and are expected to be subordinated to payments of interest and principal on higher-rated securities issued by the Securitization Vehicle. This subordination could result in reduced or delayed payments of principal and interest on the below investment grade securities purchased by the Fund. Securitization Investments that represent the most junior tranche are generally unrated. Investors in that most junior tranche typically receive payment from any residual interest proceeds or principal proceeds generated by the underlying collateral after payments of expenses and debt service with respect to the more senior tranches in the Securitization Vehicle’s structure.

The Securitization Investments owned by the Fund can be considered a levered investment in the underlying collateral because the amount of the investment is significantly below the principal value of the Securitization Vehicle’s assets. However, Securitization Investments that represent equity and below investment grade debt tranches, due to their subordinated nature, are the first and second tranche, respectively, to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of a Securitization Vehicle’s equity and below investment grade debt tranches increase the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile. Payments on Securitization Investments that represent equity and below investment grade debt tranches may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

Other Debt Securities

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by its investment adviser.

Bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date . Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay current interest.

Municipal securities. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The municipal securities in which the Fund may invest include debt obligations issued by certain governmental issuers, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments. These securities may pay interest at fixed, variable or floating rates.

The participation and other interests in municipal securities in which the Fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the amount of loans banks are willing to make and may affect the interest rates and fees they charge, and may reduce the bank’s profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Commercial Paper. Commercial paper represents short-term (usually one to 270 days) unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commercial Bank Obligations. The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic savings and loan associations and other banking institutions. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Mortgage-Backed Securities. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, and other mortgage-backed instruments. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed investments. Some mortgage-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages increase. The Fund may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date.

Collateralized Debt Obligations. A collateralized debt obligation (CDO) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (CBO). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (CLO). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement. Recent instability in the CDO markets has made the valuation of such instruments more difficult.

Convertible Instruments. The Fund may invest in securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Many convertible securities are a form of debt security, but the Investment Adviser regards some of them as “equity substitutes” because of their feature allowing them to be converted into common stock. Therefore, their credit ratings have less impact on the Investment Adviser’s investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to both credit risk and interest rate risk described below. The Fund may invest in convertible preferred stock and debt. Some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the holder will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment. The Fund can buy convertible securities rated below “investment grade” and these securities (commonly referred to as “junk bonds”) are subject to greater risk of default by the issuer than investment-grade securities and may be subject to greater market fluctuations. These risks can reduce the Fund’s share prices and the income it earns.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or, if unrated, of comparable quality as determined by the Investment Adviser; (v) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Fund’s investment adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. To the extent the Fund is investing in short-term investments as a temporary defensive posture or while the Fund is seeking to invest proceeds of its offering or any subsequent sales of shares, the Fund’s investment objective may not be achieved.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, S&P, a division of McGraw Hill Companies, Inc., Fitch, Dominion Bond Rating Service Limited or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Investment Adviser. Bonds rated Baa and above by Moody’s or BBB and above by S&P are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Please see Appendix A of this Private Placement Memorandum for a description of each rating category of S&P, Moody’s and Fitch.

Illiquid Securities

The Fund will invest in unregistered securities and illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Derivatives Transactions

Futures and Options. The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective underlying index, to facilitate trading or to reduce transaction costs and for hedging purposes. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange The Fund will generally use futures or options to mitigate the risk of its investment portfolio; however the fund may also invest in futures or options for investment purposes. Generally, the Fund will purchase either calls or puts. The Fund will not purchase uncovered calls or sell puts. Additionally, the Fund may utilize collar investments as a part of hedging strategies.

A call option gives a holder the right to purchase a specific security at a specified price (“Exercise Price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase security investments when its investment adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

The Fund intends to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, will not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. The Fund intends to comply with the above trading and marketing limitations. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Lending Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments on behalf of the Fund.

Investment Practices

Portfolio Turnover.  The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Use of Leverage

The Fund intends to enhance its total returns through the use of financial leverage within the applicable limits of the 1940 Act. The Fund may leverage through borrowings (including instruments that have characteristics of borrowing) in an aggregate amount of up to approximately 33⅓% of its assets. Leverage of the Fund will vary over time. The Fund may borrow from banks and other financial institutions.

Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s Shares than if leverage is not used. Leverage creates risk for holders of the Fund’s Shares, including the likelihood of greater volatility of NAV and market price of the Shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to the Fund’s shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s shareholders.

The use of leverage creates risks and involves special considerations. To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps, caps, floors and collars on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Leverage Risk” and “Principal Risks of the Fund — Interest Rate Hedging Risk.”

Delaware trust law authorizes the Fund, without prior approval of its shareholders, to borrow money.

In this regard, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33⅓% of its assets). With respect to such borrowing, asset coverage means the ratio that the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of the Fund’s shareholders, and the terms of any such borrowings may contain provisions that limit certain of the Fund’s activities, including the payment of dividends to the Fund’s shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its stock, or purchase any such stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Subject to its ability to liquidate its relatively illiquid portfolio, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities.

Credit Facility

If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one third (33⅓%) of the Fund’s total assets (including the value of cash collateral received in connection with the borrowing). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to creditworthy borrowers, including broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or in recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

PRINCIPAL RISKS OF THE FUND

General

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s Shares.

No Operating History.  The Fund is a newly organized, diversified, closed-end management investment company and it has no operating history. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Investment and Market Risk.  An investment in the Fund’s Shares is subject to investment risk, including the possible loss of an investor’s entire investment. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of its Shares. The Fund’s Shares at any point in time may be worth less than at the time of original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s Shares is not intended to constitute a complete investment program and should not be viewed as such.

Debt Securities Risk

Debt Securities Risks. Debt securities are subject to many of the risks described in this section. In addition, they are primarily subject to credit risk, interest rate risk, prepayment or reinvestment risk and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit rating of a security may further decrease its value. Credit ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. U.S. Government Securities include securities issued by agencies and instrumentalities of the U.S. government, which do not have the full faith and credit of the U.S. government and there is no obligation for the U.S. government to support such agencies and instrumentalities. In which case, the Fund would need to look at the underlying credit of the issuing agency or instrumentality. The Investment Adviser seeks to limit credit risk by investing in primarily U.S. Treasuries and other U.S. Government Securities backed by the full faith and credit of the U.S. government which are viewed as carrying minimal credit risk. However, because of the rising U.S. debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. On August 6, 2011, S&P downgraded the U.S. government’s credit rating from AAA to AA+. Additionally, S&P’s and Moody’s have assigned a negative outlook on the U.S. government’s credit rating, meaning that the agencies may downgrade the U.S. government’s credit rating in the next year or two.

Effective Duration. Effective duration is a reasonably accurate measure of the responsiveness of a bond’s price to market interest rate changes. The longer the effective duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. At a yield of 5%, the effective duration of the longest maturity U.S. Treasury bond is about 15 years. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline approximately 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase approximately 30%. A security's duration is only an estimate, and the change in price in response to an interest rate change may be more or less than indicated by the security's duration.

Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Rating Agency Risk. Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Investment Adviser not to rely exclusively on ratings issued by established NRSROs, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of the Fund’s investment objective by investments in such securities may be more dependent on the Investment Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Reinvestment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions that would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Repurchase Agreement Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.

Risks of Zero Coupon Securities. The market price of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than non-zero coupon securities.

Securitization Investment Risk.

The securities issued by Securitization Vehicles are tranched into multiple rated and unrated classes. The rating of each class, or the lack of a rating, is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the Securitization Vehicle. The senior notes issued by an Securitization Vehicle are typically rated “AAA” to “AA,” and have the highest priority claim on cash flows. Since most of a Securitization Vehicle’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. The equity securities in or of a Securitization Vehicle typically are unrated and represent the most junior part of the Securitization Vehicle’s capitalization, while certain junior tranches of a Securitization Vehicle, which rank higher than the equity securities in terms of seniority, are typically below investment grade debt securities.

Consequently, the Securitization Vehicle investments held by the Fund will be subject to the greatest risk of loss, will be the first part of the capital structure of the Securitization Vehicle to incur losses and will be directly affected by any losses or delays in payment on the related collateral. The Fund will invest in Securitization Investments of Securitization Vehicles that are managed by various managers, and in some Securitization Vehicles with underlying collateral consisting of static pools selected by the related manager. The performance of any particular Securitization Investment will depend, among other things, on the level of defaults experienced on the related collateral, as well as the timing of such defaults and the timing and amount of any recoveries on such defaulted collateral and (except in the case of static pool Securitization Vehicles) the impact of any trading of the related collateral. There can be no assurances that any level of investment return will be achieved by investors. It is possible that the Fund’s investments in the Securitization Investments will result in a loss on an aggregate basis (even if some investments do not suffer a loss) and therefore Investors could incur a loss on their investment. Because the payments on the Fund’s Securitization Investments are subordinated to payments on the senior obligations of the respective Securitization Vehicle, the investments of the Fund represent subordinated, leveraged investments in the underlying collateral. Therefore, changes in the value of the Fund’s Securitization Investments are anticipated to be greater than the change in the market value of the underlying collateral, which themselves are subject to, among other things, credit, liquidity and interest rate risk. Moreover, the Fund’s investments in Securitization Investments will have different degrees of leverage based on the capital structure of the Securitization Vehicle. Investors should consider with particular care the risks of the leverage present in Fund’s investments because, although the use of leverage by a Securitization Vehicle creates an opportunity for substantial returns on the related investment, the subordination of such investment to the senior debt securities issued by that Securitization Vehicle increases substantially the likelihood that the Fund could lose its entire investment in such investment if the underlying collateral is adversely affected by, among other things, the occurrence of defaults.

Below Investment Grade and Unrated Debt Securities Risk.

Below investment grade debt securities in which the Fund may invest are rated below Baa by Moody’s, or below BBB by Fitch or S&P, or are comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect the speculative character of the securities, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses for which to seek recovery from issuers that default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

For a description of the ratings categories of certain rating agencies, see Appendix A to this Private Placement Memorandum.

Sector Concentration Risk

Under normal market conditions and once fully invested in accordance with its investment objective, the Fund will concentrate its investments in U.S. Government Securities and Securitization Investments. The focus of the Fund on these sectors may present more risks than if the Fund were broadly diversified over numerous unrelated industry sectors. At times, the performance of the Fund’s investments in the U.S. Government Securities and Securitization Investments sectors may lag the performance of other industry sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. There are risks inherent in the U.S. Government Securities sector and Securitization Investment sector, including those described above.

Liquidity Risk

The investments made by the Fund, including investments in Securitization Investments, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Fund’s investment adviser’s assessment of their value, the amount paid for such investments by the Fund or the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, enabling the Fund to sell it. The contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Tax Risks

In addition to other risk considerations, an investment in the Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Private Placement Memorandum. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of Being Subject to Corporate Tax if the Fund Fails to Qualify as a RIC. If the Fund meets three tests each year regarding (i) the income it earns, (ii) the diversification of the assets it holds, and (iii) the amount of income and gain that it distributes to shareholders and therefore qualifies to be treated as a RIC, it generally will not be required to pay corporate-level federal income taxes on income and gains distributed to shareholders as dividends. If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions.

No assurance can be given, however, that the position the Fund is a RIC will not be challenged by the Internal Revenue Service (“IRS”), or that such a challenge would not be successful. If the Fund were to fail to qualify as a RIC for this or any other reason and become subject to corporate-level income tax, the resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders.

Tax Law Changes.  Changes in tax laws, regulations or interpretations thereof in the future could adversely affect the Fund or the debt securities, in which the Fund will invest. Any such changes could have a negative impact on the Fund’s shareholders. Legislation could also have a negative impact on the amount and tax characterization of dividends received by the Fund’s shareholders. In particular, the provisions of the tax law which permit the character of interest and short-term capital gain to “flow through” a RIC to foreign investors are currently scheduled to expire for taxable years beginning after December 31, 2013. Unless legislation extending these provisions is enacted, foreign persons who receive dividends with respect to tax years beginning after that date which are attributable to portfolio interest or short-term capital gains would be subject to 30% withholding tax on such dividends, unless reduced by an applicable treaty provision.

Legal and Regulatory Risk

Legal, tax and regulatory changes that may adversely affect the Fund could occur during the term of the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

Interest Rate Hedging Risk

The Fund may in the future hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the shareholders. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the NAV of the Fund’s Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Arbitrage Risk

A part of the Fund’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. Trading operations also may involve arbitraging between two securities, between the security and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Delay in Use of Proceeds

Although the Fund intends to invest the proceeds of the Fund’s offerings in accordance with the Fund’s investment objective as soon as practicable, such investments, particularly those in unregistered or otherwise restricted securities, may be delayed, particularly if the Fund is unable to secure adequate commitments from the private placement. The Fund anticipates that it will be fully invested in accordance with its investment objective within one month after the completion of its first offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash or cash equivalents, or other Short-Term Investments. Income received by the Fund from these securities would likely be less than returns sought pursuant to the Fund’s investment objective and policies. As a result, the return on the Fund’s Shares in the first year of its investment operations may be lower than when the Fund is fully invested in accordance with its investment objective and policies.

Leverage Risk

The Fund may use leverage. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed and will subject the Fund to increased risk of loss. The costs of a borrowing program will be borne by shareholders and consequently would result in a reduction of the NAV of Shares. The Fund may borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Shares or for temporary or emergency purposes. The use of leverage will generally increase the risk of volatility of the Fund. The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the value of the Fund’s Shares may decline when interest rates rise.

Valuation Risk

Market prices may not be readily available for many of the Fund’s investment, and the value of such investments will ordinarily be determined based on fair valuations determined by the Fund’s management or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its NAV and therefore adversely affect the Fund’s ability to determine its NAV. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of the securities’ fair value.

Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. The fair valuation of securities by the Investment Adviser and under the supervision of the Board is, as further discussed below, subject to uncertainty. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”

Portfolio Turnover Risk

The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that would be borne by the Fund.

Derivatives Risk

The Fund may engage in Derivative Transactions, including the purchase and sale of derivative investments such as exchange-listed and over the counter (“OTC”) put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. No assurance can be given that Investment Adviser’s judgment in this respect will be correct. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that they might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Derivative Transactions, are not otherwise available to the Fund for investment purposes.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the Exercise Price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as those on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Shares.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of its Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Fund’s Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce share net earnings. Buying interest rate caps could decrease the net earnings of the Fund’s Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a fund is contractually obligated to make. If the counterparty defaults, and Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether a Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund’s Shares.

The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund, the extent it wishes to do so, may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty that is a party to the original forward contract and generally require the consent of such counterparty. There can be no assurance that an Fund will be able to close out its obligations.

There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or the refusal by, a bank to perform with respect to such contracts.

To the extent consistent with its investment objective and strategies, the Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. Futures contracts and options present the following risks: imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Convertible Instrument Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of Shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

Financial Services Investment Risk

Subject to applicable law, the Fund may invest in the securities of companies principally engaged in financial services and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. There are risks associated with investing in the financial services sector, including: financial services companies may suffer a setback if regulators change the rules under which they operate; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Shares and dividends can decline.

Terrorism and Market Disruption Risk

The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general. Global political and economic instability could affect U.S. Government Securities or the U.S. government in unpredictable ways. The U.S. government has issued warnings regarding terrorist attacks on the US. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Investment Management Risk

The Fund is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. An investment selected by the Investment Adviser that does not perform as anticipated may hinder the Fund’s performance.

The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound up and its assets will be liquidated.

Conflicts of Interest with the Investment Adviser of the Fund

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, affiliated funds, in which the Fund will have no interest (the “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to, or overlap with, the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund. There are no restrictions on the ability of the Investment Adviser or such affiliates to manage accounts or the business activities of other clients, whether the accounts follow the same or different investment objectives, philosophies and strategies as those used for the Fund.

The Investment Adviser may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund, including those Affiliated Funds with similar investment objectives and policies as those of the Fund. Situations may arise in which investment funds managed by the Investment Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the Affiliated Funds, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other funds where the market cannot absorb the sale of the combined position. To the extent that entities affiliated with the Investment Adviser invest in a particular investment, the ability of the Fund to invest in the same investment may be adversely affected by any limitation on availability of the investment. In addition, the Investment Adviser may be required to choose between the Fund and other advisory clients in allocating investments. The Investment Adviser generally intends to allocate all investment opportunities that may be appropriate for the Fund and other clients in a manner that is fair and equitable to all clients over time taking into account the different investment mandates and investment strategies applicable to such clients, current investment positions of a client, the relative capitalization and cash availability of a client, investment time horizon, leverage ratios and other considerations.

The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with issuers of Securitization Investments and issuers of Other Debt Securities. Additionally, to the extent that the Investment Adviser sources and structures private investments in Securitization Investments and Other Debt Securities, certain employees of the Investment Adviser may become aware of actions planned by issuers of Securitization Investments and issuers of Other Debt Securities, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in certain Securitization Investments or Other Debt Securities about which the Investment Adviser has material nonpublic information.

From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. Further, it may not always be possible or consistent with the investment objectives of the various persons or entities described above and of the Fund for the same investment positions to be taken or liquidated at the same time or at the same price.

The Investment Adviser or an affiliated adviser may, in certain circumstances, take positions in accounts of other clients opposite to those taken by the Fund and/or take positions in accounts of other clients which involve conflicts or potential conflicts with the Fund’s positions (e.g., investments in different levels of a company’s capital structure). These positions could adversely affect the performance of investments held by the Fund. For example, a large short position in a security in an account of a client other than the Fund could cause a decline in the value of a long position held by the Fund in the same security. The Investment Adviser may also decline to make an investment for the Fund out of concern that such investment might harm another client of the Investment Adviser or an affiliated adviser.

The Investment Adviser and its affiliated adviser have developed policies and procedures designed to mitigate and manage to a certain extent certain potential conflicts of interest that may arise from the management of accounts of multiple clients.

The Investment Management Fee payable to the Investment Adviser is based on the average monthly value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, during such month. A portion of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value.”

Limited Liquidity Risk

The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by shareholders generally will not be determined until a date approximately one month later. Thus, a shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

INVESTMENT RESTRICTIONS

The Fund’s fundamental investment restrictions, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the 1940 Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry, except that U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities may be purchased without limitation.

(8)	With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

With respect to these investment restrictions and other policies described in this Private Placement Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The rest of the Fund’s investment policies, including its investment objective described under “Investment Objective and Policies,” are considered nonfundamental and may be changed by the Board without the approval of the holders of a majority of voting securities, provided that shareholders receive at least 60 days’ prior written notice of any change.

MANAGEMENT OF THE FUND

Board of Trustees of the Fund

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the shareholders of the Fund. The Board may call a meeting of the Fund’s shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
David G. Lee Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	President, Client Opinions, Inc. (2003-2011); Director, Client Opinions, Inc.	7
Robert Seyferth Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	7

INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
Victor Fontana Year of Birth: 1955 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chairman and Trustee	Since Inception	Chief Operating Officer and President, Liberty Street Advisers, Inc. (2007 - present); Chief Operating Officer and President, HRC Portfolio Solutions, LLC (2007 - present); Chief Operating Officer and President, HRC Fund Associates, LLC (2007 - present); Chief Operating Officer and President, Maiden Lane Spin-Off Investment Advisers, LLC (2011 - present); Chief Operating Officer and President, Registered Fund Solutions, LLC (2011 - present); Administrative Officer, Institutional Research Services, Inc. (2007-present); Business Development Manager, PCS Securities, Inc. (2008); Director of Transition Services, Investment Technology Group, Inc. (2005 – 2007).	7
Sergio Sotolongo Year of Birth: 1955 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	President	Since Inception	Managing Member, SF Advisors (2012 - present), Managing Director, SF Finance Partners, SF Finance (2012-present); Chairman and CEO, Student Funding Group (2006 - present); Managing Director, Goldman Sachs & Company (1985 - 2006).	1
Brian Sotolongo Year of Birth: 1980 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Treasurer	Since Inception	Vice President and Asset Manager, SF Advisors, LLC (2012 – present); Vice President SF Finance Partners, (2012 – present); Asset Manager, Student Funding Group (2006 –present).	1
John Canning Year of Birth: 1970 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chief Compliance Officer	Since Inception	Director, Cipperman Compliance Services (2011-present); Director of Mutual Fund Administration, Nationwide Funds Group (2008-2011); Director Mutual Fund Administration, BHR Fund Investment Advisers, LP (2006-2008).	7
Benjamin Schmidt Year of Birth: 1976 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Secretary	Since Inception	Assistant Vice President Fund Administration, UMB Fund Services, Inc. (2000-present).	7

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Trustee, the Fund’s Platform Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Victor Fontana. Mr. Fontana has been a Trustee since the Fund’s inception. Mr. Fontana has almost 30 years of experience in the financial services industry.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth. Mr.Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Victor Fontana, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Investment Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other service providers on a periodic or regular basis, including the Fund’s Custodian, Platform Manager and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the Fund in sufficient detail to establish that the shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee has not held any meetings during the last year.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Trustees. As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

Trustee Ownership of Securities

As of February 8, 2013, none of the Trustees owned Shares of the Fund.

Independent Trustee Ownership of Securities

As of February 8, 2013, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Compensation of Trustees

The fees and expenses of the Independent Trustees are paid by the Fund. In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $10,000 per year. Trustees that are interested persons will be compensated by the Fund’s Platform Manager and/or its affiliates and will not be separately compensated by the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set out below for the Fund’s fiscal year ending December 31, 2013, assuming the Fund will have been in existence for the remainder of its fiscal year.

Name of Trustee	Aggregate Compensation from the Fund

David G. Lee	$10,000
Robert Seyferth	$10,000
Victor Fontana	None

The Investment Adviser

The Fund’s investments will be managed by its Investment Adviser, StuFund Advisors, LLC, pursuant to an Investment Management Agreement. The Investment Adviser acts as investment adviser to a number of pooled investment vehicles. As of January, 2013, the Investment Adviser managed approximately $200 million in assets on behalf of institutional and private investors around the world. The Investment Adviser is a Delaware limited liability company, with its principal office located at 110 Allen Road, Suite 302, Basking Ridge, NJ 07920.

Investment Management Agreement

The Investment Adviser will act as the investment adviser to the Fund pursuant to the Investment Management Agreement. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser an Investment Management Fee, payable monthly in arrears, at an annual rate equal to 0.15% of the average monthly value of the Fund’s net assets, which means total assets less total liabilities, as reflected in its balance sheet, during such month for the services and facilities provided by the Investment Adviser to the Fund. The Investment Management Fee is payable for each month.

In addition to the Investment Management Fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, the compensation of its Trustees (other than those affiliated with the Investment Adviser), custodian, administrator, platform manager, transfer and dividend-disbursing agent expenses, legal fees, leverage expenses (if any), rating agency fees (if any), listing fees and expenses, expenses of independent auditors, expenses of repurchasing Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

A discussion regarding the basis for approval by the Fund’s Board its Investment Management Agreement with the Investment Adviser will be available in the Fund’s first annual or semi-annual report to shareholders.

The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of Independent Trustees or the vote of a majority of its outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a majority vote of the Fund’s outstanding voting securities (as defined under the 1940 Act) (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Adviser, or any partner, director, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.

Portfolio Managers

The following are the portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio:

Sergio Sotolongo

Prior to founding the Investment Adviser in 2012, Mr. Sotolongo was a Managing Director at Goldman Sachs where he spent 22 years in the capital and financial markets. He was named Head of the International Sales desk in 1992 where his group of sales professionals covered central banks, Yankee banks, hedge funds and rate of return accounts. Mr. Sotolongo also covered clients that were frequent issuers in the Capital Markets and is well familiar with a vast amount of capital markets structures. In 1999, he was asked to serve on the Management and Strategies Group, which helped the Fixed Income, Currency and Commodities and Equities Division Heads manage these Divisions. He was asked to be the point person for the firm for all emerging manager transactions. In addition, he served on the firm-wide Investment Committee to the Urban Investment Group. At the same time, he was appointed to a task force to review potential buy opportunities for the firm in the student loan space. Mr. Sotolongo was asked to lead a group of 18 professionals at the firm to help launch a minority business enterprise that would originate student loans. In 2006, the firm granted him and three partners the IP for this and they launched Student Funding Group, LLC (SFG). Since then, SFG has originated/bought about $950MM in federally insured student loans. Mr. Sotolongo also serves as the Chairman of the Investment Committee for Wellbridge Capital, a private equity concern. Mr. Sotolongo received a BA from Princeton University and his MBA from Adelphi University. While at Goldman Sachs, Mr. Sotolongo had Series 5, 7 and 63.

Anthony Pascazio, CLU, AIF

Mr. Pascazio has extensive experience in financial services and retirement plans. Prior to founding the Investment Adviser in 2012, Mr. Pascazio focused on consulting and business development activities for corporations and non-profits with an emphasis in the Life Sciences & Healthcare sector. He has assisted corporations and large non-profits with qualified and nonqualified retirement plans, executive benefit plans and executive wealth transition planning. His specific consulting assignments have included: (i) management of frozen and active defined benefit plans, (ii) actuarial forecasting for defined benefit plan liabilities, (iii) evaluating investment portfolios for defined benefit plans, (iv) evaluating investment managers for defined benefit plans, (v) restructuring retirement and investment committees for plan sponsors to mitigate exposure for committee members and (vi) performing the role as an investment adviser and fiduciary adviser for defined contribution as well as defined benefit plans. Prior to joining the Investment Advisor, Mr. Pascazio ran the New York and New Jersey offices for Solenture, Inc. for many years. Solenture, Inc. has a wholly-owned subsidiary, Solenture Advisors, LLC. Mr. Pascazio received a BS from the College of New Jersey, a CLU from the American College, and has an Accredited Investment Fiduciary License (AIF) from University of Pittsburgh Katz School of Business. He has Series 6, 7, 63, 65 & 73 licenses.

The following section discusses the funds and accounts managed by the Fund’s portfolio managers, certain conflicts of interest, the structure and method of their compensation, and their ownership of the Fund’s securities.

Other Accounts Managed by Portfolio Managers.  The following table reflects information regarding accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of February, 2013. Asset amounts are approximate and have been rounded.

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Sergio Sotolongo	0	0	0	0	0	3-$225,000,000
Anthony Pascazio	0	0	0	0	0	3-$225,000,000

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Management Team. The portfolio managers are not directly compensated for their work with respect to the Fund; however, the portfolio managers are equity owners of the Investment Adviser and therefore benefit indirectly from the revenue generated from the Investment Management Agreement.

Portfolio Management Team’s Ownership of Shares.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member (1):
Sergio Sotolongo	None
Anthony Pascazio	None

(1) As of February 8, 2013.

OTHER SERVICE PROVIDERS

Administrator

The Fund has retained the Administrator, JD Clark & Co., whose principal business address is 803 W. Michigan, Milwaukee, WI 53233, to provide administrative services and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund; (1) maintaining a list of shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee of Administration Fee of $5,000, or $60,000 on an annualized basis. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

Platform Manager

Registered Fund Solutions, LLC, a Delaware limited liability company (the “Platform Manager”) acts as the manager of an administrative platform for registered investment companies such as the Fund. Pursuant to an agreement (“Platform Management Agreement”) between the Fund and the Platform Manager, the Platform Manager provides various services (“Program Services”) to the Fund, including some or all of the following:

(a) Coordinating organizational, quarterly and special meetings of the Fund’s Board, preparing and distributing relevant materials and information to Board members and affected service providers to the Fund including but not limited to the Fund’s: administrator, accounting agent, transfer agent, custodian, compliance service, auditors, legal counsel, placement agent and insurance carriers, coordinating and facilitating Fund insurance coverage and other jointly-provided services, and providing all other administrative and organizational services necessary to facilitate the efficient operation of the Fund on the Platform. The Platform Manager will periodically review the status of the non-investment advisory service provider and professional firms to attempt to identify developing circumstances that may materially affect such firms’ ability to most effectively service the Fund. The Platform Manager will provide a report to the Board at least annually or as it deems necessary. Regardless of the report and its findings, in no event shall the Platform Manager be responsible for the quality, performance or outcome of the services rendered to the Fund by the service providers and/or professional firms. This report in no way relieves the providers and/or professional firms from their obligation, duty or requirement to effectively perform their services and to communicate and report to the Fund’s Board.

(b) Providing for and/or making arrangements for adequate meeting facilities for the Fund’s quarterly and periodic Board meetings as necessary.

(c) Following relevant industry news, trends, important topics and best practices as they relate to investment products, providers, professional firms, technologies, services and regulatory/legal issues.

(d) Maintaining all books and records of the Fund required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserving such records for the periods prescribed therefore by Rule 31a-2 of the 1940 Act.

In consideration of the Platform Manager providing (or engaging other parties to provide) the Program Services, the Fund will pay the Platform Manager a monthly fee (the “Platform Manager Fee”) of up to 0.10% of the Fund’s net assets as of each month-end, subject to an annual minimum of [$_____]. For purposes of determining the Platform Manager Fee payable to the Platform Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Platform Manager Fee payable to the Platform Manager for that month. Pursuant to the Platform Manager Agreement, the Platform Manager will bear all of its own overhead expenses, including but not limited to rent, salaries, office equipment and communications expenses. In addition, the Platform Manager is responsible for the payment of the compensation and expenses of those Managers affiliated with the Platform Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Custodian

UMB Bank, N.A. (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the 1940 Act. Assets of the Fund are not held by the Investment Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of JD Clark & Co., which serves as the Fund’s administrator.

Control Persons and Principal Holders of Securities

As of February 8, 2013, there were no record or beneficial owners of 5% or more of the Fund’s Shares.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Platform Manager Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing Private Placement Memorandums, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Investment Adviser will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the shareholders.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker-dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker-dealer that supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy; and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser generally intends to allocate all investment opportunities that may be appropriate for the Fund and other clients in a manner that is fair and equitable to all clients over time taking into account the different investment mandates and investment strategies applicable to such clients, current investment positions of a client, the relative capitalization and cash availability of a client, investment time horizon, leverage ratios and other considerations.

NET ASSET VALUE

The Fund calculates NAV per share on a monthly basis by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares of the Fund. The Fund may determine NAV at such other times as the Board may determine in its discretion.

The Fund will use the following valuation methods to determine either current market value, for investments for which market quotations are available, or, if such quotations are not available, fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

(i) The market value of each security listed or traded on any recognized securities exchange or OTC market will be the last reported sale price at the relevant Valuation Date on the principal exchange or OTC market on which such security is traded. If the security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, the value of the security shall be taken to be the most recent sale price on the Valuation Date on the security’s primary exchange or OTC market. If no sale is reported on that date, the value of the security shall be taken to be the mid-point of the closing “bid” and “asked” prices on the Valuation Date on the relevant exchange or OTC market. If a security is traded in an OTC market and there are not readily available quotations, the security will be valued on the Valuation Date at an evaluated price, as applicable, obtained from one or more broker-dealers that are known to follow the issue. Where a significant event has taken place after the primary market close and such event is not reflected in the price of a security, the value of such security will be reviewed to determine whether an adjustment is warranted to adequately reflect such event.

(ii) The value of a Rule 144A security which is readily saleable and is traded upon one or more U.S. exchanges or OTC market shall be determined in accordance with the procedure set out above. A Rule 144A security which is readily saleable and does not trade on an exchange or an OTC market shall be valued at the most recent sale price as provided by a broker-dealer that is known to follow the issue. If there are no sales of the security on the Valuation Date, the value of the security shall be taken to be the mid-point of the closing “bid” and “asked” prices on the Valuation Date, and otherwise shall be valued on the Valuation Date at an evaluated price, as applicable, obtained from one or more broker-dealers that are known to follow the issue.

(iii) Debt securities generally will be valued at prices supplied by pricing agents approved by the Fund’s Board, if available, and otherwise shall be valued at the mid-point of the closing “bid” and “asked” prices on the Valuation Date obtained from one or more broker-dealers that is known to follow the issue.

(iv) Tranches of CDOs, CLOs and ABS shall be valued at prices supplied by the Fund’s approved pricing agents for such securities unless the Investment Adviser determines that quotes from approved pricing agents or other independent pricing sources are either not available or deemed not to be reflective of fair market value (either in any particular instance or in general), in which case the securities will be valued by the Fund’s Investment Adviser according to the fair valuation procedures approved by the Fund’s Board through the use of a model developed by the Investment Adviser. The model inputs, from third party sources, will be updated by the Investment Adviser at least monthly, but it is anticipated that the methodology underlying the model will remain unchanged for the life of the investment.

(v) Listed options, or OTC options for which representative brokers’ quotations are available, shall be valued at their most recent sales price on an exchange or composite on the Valuation Date, if such most recent sale price falls between the exchange composite closing “bid” and the closing “asked” price for such options on such date; provided, however, that if the most recent sale price of the options does not fall within the last exchange composite “bid” and “asked” price for the options on such sate, or if such options did not trade on such date, the options will be valued at the mid-point between the last exchange composite “bid” and “asked” price for such options on such date.

(vi) If the value of a given security or other asset cannot be determined on the basis of the pricing methodologies described above and in the Fund’s valuation policy, the security will generally be valued in such manner as the Fund’s Investment Adviser determines in good faith to reflect its fair value under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to the Board.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset. Fair-value determinations shall be based upon all available factors that the Investment Adviser deems relevant.

DISTRIBUTIONS

The Fund intends to make regular cash distributions of substantially all of its income to its shareholders at least annually, at such times as are necessary to avoid taxation of the Fund (see “Tax Matters – Taxation of the Fund”). The Fund, at its option, may make additional cash distributions. The Fund may pay capital gains distributions annually, if available.

The Fund anticipates distributing substantially all of its net investment income for each taxable year. On the disposition of an investment, the Fund will generally realize gain or loss. The Fund will generally be required to take such gain or loss into account in determining the Fund’s distribution requirements and generally must distribute its net income and gain to avoid being subject to tax on it. To permit the Fund to maintain a more stable annual distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s NAV. Shareholders who receive dividends in the form of additional Shares will be subject to the same U.S. federal, state and local tax consequences as shareholders who elect to receive their dividends in cash.

DESCRIPTION OF SHARES

The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of [__________, 2013]. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and nonassessable, except that the Board will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of Shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision.

The Fund may hold annual meetings of shareholders but is not required to do so under the 1940 Act or the laws of Delaware. All Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its Shares.

The Shares will initially be issued at $10 per share. Additional offerings of Shares will be subject to the requirements of the 1940 Act, which provides that Shares may not be issued at a price below the then-current NAV, exclusive of sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s outstanding voting securities.

SUBSCRIPTIONS FOR SHARES

Subscription Terms

The minimum subscription amount is $10,000 and the minimum incremental subscription thereafter is $1,000, each subject to waiver by the Fund in its sole discretion.

The Fund intends to accept initial and additional subscriptions for Shares made after the Closing Date (expected to be on or about February __, 2013), monthly, except that the Fund may offer Shares more frequently as determined by the Board. Any amounts received in advance of the initial or subsequent closings will be placed in an escrow account with an escrow agent prior to their investment in the Fund. The investor must also submit a completed subscription agreement and any other required documentation before the applicable subscription date, which must be received by the Fund at least three calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). The Fund reserves the right to reject any subscription for Shares, and the Fund may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time. Subscriptions are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than three calendar days prior to the particular subscription date. Although the Administrator may accept, in the Fund’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a shareholder until cleared funds have been received.

The minimum initial investment and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, or the Investment Adviser or their affiliates). The Board may, in its discretion, cause the Fund to repurchase a shareholder’s entire interest in the Fund (i.e., all Shares held by the shareholder) if the shareholder’s total investment in the Fund, as a result of repurchase or transfer requests by the shareholder, is less than $[10,000]. Each new shareholder must agree to be bound by all of the terms of the Agreement and Declaration of Trust of the Fund. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an “Eligible Investor” as described below and is purchasing Shares for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. Following the receipt of the initial subscriptions for Shares under this Private Placement Memorandum, the Board may determine to liquidate the Fund. Factors that would cause the Board to make such a determination may include unexpectedly low numbers of initial subscriptions or significant changes in market conditions affecting the instruments in which the Fund proposes to invest, in each case to the extent the same would materially impair the launch of the Fund’s investment program. The Fund would then liquidate as soon as practicable, and return to shareholders, the amount of their subscriptions plus accrued interest, if any.

Eligible Investors

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Existing shareholders who request to purchase additional Shares will be required to qualify as “eligible investors” and to complete an additional investor application prior to the additional purchase.

TENDER OFFERS/OFFERS TO REPURCHASE

The Fund may have a material portion of its assets invested in illiquid securities. For this reason, the Fund is structured as a closed-end fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the shareholders to do so, the Fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly beginning on [________, 2013] (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Investment Adviser;

•	whether any shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Each repurchase offer ordinarily will be limited to the repurchase of approximately [20%] of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the shareholder’s desire for liquidity.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such date may be extended by the Board in its sole discretion. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each shareholder.

The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares. In certain circumstances, the Board may require a shareholder to tender its Shares.

A shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of [$10,000]. If a shareholder tenders a portion of his Shares and the repurchase of that portion would cause the shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments and the fact that the Fund may have to effect withdrawals from those funds or accounts to pay for Shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a shareholder are repurchased) within approximately 30 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The shareholder may inquire of the Fund, at the telephone number indicated within this Memorandum, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Any promissory notes will be held by the Fund Administrator and can be provided upon request by calling JD Clark & Co. at [TOLL-FREE NUMBER].

There can be no assurance that the Investment Adviser will recommend to the Board that the Fund offer to repurchase Shares from shareholders for only cash and not all or in part, in-kind or that the Board will act in accordance with any recommendation of the Investment Adviser.

Repurchases of Shares from shareholders by the Fund may be made in the discretion of the Fund and may be paid (i) in cash, (ii) by the distribution of securities in-kind or (iii) partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the event that the Board determines that making a cash payment could result in a material adverse effect on the Fund or on shareholders not tendering Shares for repurchase. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering shareholders on a proportional basis. The ability of the Fund to make in-kind distributions of securities may be limited by restrictions imposed by the Fund’s investments. In addition, a shareholder’s ability to liquidate any securities distributed in-kind may be restricted by resale limitations imposed by the Fund’s investments.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a shareholder, or any person acquiring Shares from or through a shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a shareholder; (ii) ownership of the Shares by such shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any shareholder.

TRANSFERS OF SHARES

No person shall become a substituted shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “SUBSCRIPTIONS FOR SHARES – ELIGIBLE INVESTORS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $[10,000]. Each transferring shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a shareholder unless and until the transferee becomes a substituted shareholder as specified in the Agreement and Declaration of Trust. If a shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder.

By subscribing for Shares, each shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, the Sponsor and each other shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

REPORTS TO SHAREHOLDERS

The Fund intends to furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Shareholders are also sent reports regarding the Fund’s operations at least quarterly.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the shareholders in facilitating an orderly liquidation.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31st. For tax purposes, the Fund will adopt the 12-month period ending December 31 of each year as its taxable year, unless otherwise required by applicable law.

TAX MATTERS

Distributions from the Fund will generally be taxable to shareholders in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. The Fund intends to elect to be treated as, and will attempt to manage its affairs so as to qualify each year for special tax treatment afforded, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. As long as the Fund meets certain requirements that govern sources of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to shareholders.

If a shareholder purchases Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but they will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Expenses

As long as the Shares of the Fund are not continuously offered pursuant to a public offering, regularly traded on an established securities market or owned by 500 or more shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be deductible only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each shareholder will be treated as if the shareholder received a dividend in an amount equal to the shareholder’s allocable share of those Fund expenses and then having paid them directly. For noncorporate taxpayers, these expenses will generally be itemized deductions and must be aggregated with certain such other “miscellaneous itemized deductions” and may be deducted only to the extent the aggregate expenses exceed 2% of the taxpayer’s adjusted gross income. Additionally, itemized deductions are reduced as a taxpayer’s income exceeds certain thresholds. Miscellaneous itemized deductions are also generally not deductible in computing the alternative minimum tax for noncorporate taxpayers.

Sales, Exchanges and Redemptions

Shareholders will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of their Shares based on the difference between their tax basis in the Shares and the amount they receive for them. Generally, shareholders will recognize long-term capital gain or loss if they have held their Fund Shares for over twelve months at the time they dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial advisor, as applicable) is required to compute and report to the IRS and furnish to shareholders cost basis information when such Shares are sold or exchanged. The Fund has elected to use the average cost method, unless shareholders instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify their Shares at the time of each sale or exchange. If an account is held by a broker or other financial advisor, such broker or financial advisor may select a different cost basis method. In these cases, please contact the broker or other financial advisor to obtain information with respect to the available methods and elections for such account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable, provided such Shares were not acquired with borrowed funds.

U.S. Tax Treatment of Foreign shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the U.S. In the case of a RIC such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gain over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Fund with a properly completed Form W-8BEN.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of Shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the U.S. and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the U.S. for 183 days or more in a calendar year, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

State and Local Taxes

Although the Fund intends to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Shareholders may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions that are attributable to interest on U.S. government securities. Shareholders should consult their tax advisor regarding the tax status of distributions in their state and locality.

IRS Circular 230 Notice Requirement

This communication is not given in the form of a covered opinion within the meaning of Circular 230 issued by the United States Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this communication for the purpose of avoiding United States federal tax penalties. In addition, any tax advice contained in this communication may not be used to promote, market or recommend a transaction to another party.

VOTING

Each shareholder will have the right to cast a number of votes, based on the value of such shareholder’s Shares, at any meeting of shareholders called by the Board. Except for the exercise of such voting privileges, shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CODES OF ETHICS

The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to such codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix B to this Private Placement Memorandum.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, has been selected as independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the SEC’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such materials can be obtained from the SEC’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The SEC maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

Additional information regarding the Fund is often updated on registration statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such Shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. Statements contained in this registration statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of this registration statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

h Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations, a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“Demand Feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade (“VMIG”) rating. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

This proxy voting policy applies to the Investment Adviser and all funds and other clients accounts for which it is responsible for voting proxies, including all private investment funds, separate accounts and other accounts for which it acts as an investment adviser. This policy is intended to constitute “written policies and procedures” within the meaning of Rule 206(4)-b under the Investment Advisors Act of 1940.

I.	General Policy

The Advisor will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefit to, clients. Social, political, or other objects unrelated to the value of clients’ investments will not be considered.

II.	Proxy Voting Process

a.	Proxy Voting Coordinator

StuFund LLC, the sole member of the Advisor, will appoint a Proxy Voting Coordinator, who will discharge the following functions in effectuating this policy:

i.	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.
ii.	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, form service providers engaged by Advisor and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;
iii.	Providing to appropriate portfolio managers any specific voting instructions from clients;
iv.	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees, or other persons, which may include proxy voting services or agents engaged by the Advisor;
v.	Accumulating voting results as set forth in this policy and transmitting that information to the Chief Compliance Officer; and
vi.	Participating in the annual review of policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the approval of a representative of StuFund with sufficient authority to oversee Advisor’s proxy voting function (the “StuFund Representative”), delegate any portion or all of these functions to one or more other individuals employed by the Advisor.

b.	Assembling Voting Information

The Proxy Voting Coordinator will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Advisor may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Advisor to evaluate proxy voting issues.

c.	Portfolio Managers

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by the Advisor.

d.	Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer.

As to each matter relating to a portfolio security held by the account considered at any shareholder meeting and with respect to which the account was entitled to vote:

i.	The name of the portfolio security;
ii.	The exchange ticket symbol of the portfolio security;
iii.	The CUSIP number for the portfolio security;
iv.	The shareholder meeting date;
v.	A brief identification of the matter voted on;
vi.	Whether a vote was cast on the matter;
vii.	How the Advisor cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and
viii.	Whether the Advisor cast the vote for or against management.

The above information must be delivered to the Chief Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Advisor may use third party service providers to record, cumulate and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of the StuFund Representative, delegate any portion or all of these functions to one or more other individuals employed by the Advisor.

e.	Communication of Votes

The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. The Proxy Voting Coordinator may, with the approval of the StuFund Representative, delegate any portion or all of this function to one or more individuals employed by the Advisor. The Advisor may engage on or more service providers to facilitate timely communications of proxy votes. The Advisor is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Advisor does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

f.	Record of Voting Delegation

The Chief Compliance Officer shall maintain a list of all accounts, with a specification as to each account whether or not the Advisor is authorized to vote proxies respecting the account’s portfolio securities.

III.	Conflicts of Interest

In furtherance of the Advisor’s goal of voting proxies in the best interests of clients, the Advisor will follow procedures designed to identify and address material conflicts that may arise between the Advisor’s interests and those of its clients before voting proxies on behalf of clients.

a.	Procedures for Identifying Conflicts of Interest

The Advisor relies on the following to seek to identify conflicts of interest with respect to proxy voting.

i.	The Advisor will monitor the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of the Advisor’s business.
ii.	The Advisor’s Chief Compliance Officer will maintain a current list of issuers with respect to which the Advisor has a conflict of interest in voting proxies on behalf of client accounts. The Advisor will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

b.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

i.	The Advisor’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Advisor’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with the Advisor of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Advisor’s Chief Compliance Officer will maintain a written record of all materiality determinations
ii.	If it is determined that a conflict of interest is not material, the Advisor may vote proxies notwithstanding the existence of the conflict.
iii.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to clients an obtaining their consent before voting;
•	suggesting to clients that they engage another party to vote the proxy on their behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Advisor will maintain a written record of the method used to resolve a material conflict of interest.

IV.	Recordkeeping

The Advisor will maintain the following records relating to proxy voting:

•	a copy of this Proxy Voting Policy;
•	a copy of each proxy form, as voted;
•	with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;’
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by the Advisor that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any written or oral client request for information on how the Advisor voted proxies on behalf of the requesting client.

The above records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in the Advisor’s office.

In lieu of keeping copies of proxy statements, the Advisor may rely on proxy statements filed on the EDGAR system as well as on third party record of proxy statements and votes cast if the third party provides an understanding to provide the documents promptly upon request

V.	Disclosure

The Advisor will provide a summary of this Proxy Voting Policy to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be. The Advisor will provide a cop of this Proxy Voting Policy or information on how it voted proxies to clients, or to investors in its funds, upon written request.

VI.	Review

The Chief Compliance Officer shall conduct a periodic review, no less than annually, which shall comprise the following elements:

a.	Review a sample record of voting delegation maintained by the Chief Compliance Officer against voting results to determine if the Advisor is exercising its authority to vote proxies on portfolio securities held in the selected accounts;
b.	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;
c.	Meet with the Proxy Voting Coordinator to review the voting proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy, and
d.	Prepare a written report to StuFund respecting the above items.

PART C — OTHER INFORMATION

StuFund Spectrum Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1) Agreement and Declaration of Trust to be filed by amendment.

(a)(2) Certificate of Trust is filed herewith.

(b) By-Laws to be filed by amendment.

(c) Not applicable.

(d) Refer to Exhibit (a)(1), (b).

(e) Not applicable.

(f) Not applicable.

(g) Form of Investment Management Agreement to be filed by amendment.

(h) Not applicable

(i) Not applicable.

(j) Form of Custody Agreement to be filed by amendment.

(k)(1) Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2) Form of Escrow Agreement to be filed by amendment.

(k)(3) Form of Platform Management Agreement to be filed by amendment.

(k)(4) Form of Fund Servicing Agreement to be filed by amendment.

(k)(5) Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(6) Form of Joint Insured Bond Agreement to be filed by amendment.

(k)(7) Form of Joint Liability Insurance Agreement to be filed by amendment.

(l) Not applicable.

(m) Not applicable.

(n) Not applicable.

(o) Not applicable.

(p) Not applicable.

(q) Not applicable.

(r)(1) Code of Ethics of Registrant to be filed by amendment.

(r)(2) Code of Ethics of StuFund Advisors, LLC to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$0
Legal fees	$100,000
Printing fees	$2,000
Blue Sky fees	$10,000
Transfer Agent fees	$20,000
Total	$132,000

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of managers of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of shareholders*
Shares	0

* As of February 8, 2013.

Item 30. Indemnification

Sections 8.1-8.4 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Additionally, the Registrant’s various agreements with its Service Providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, StuFund Advisors, LLC (the “Investment Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, managing member or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-76908), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Platform Manager, (2) the Registrant’s Administrator, (3) the Investment Adviser, and/or (4) the Registrant’s counsel. The address of each is as follows:

1.	Registered Fund Solutions, LLC

125 Maiden Lane

New York, NY 10038

2.	JD Clark & Co. 803 West Michigan Street

Milwaukee, WI 53233

3.	StuFund Advisors, LLC 110 Allen Road, Suite 302

Basking Ridge, NJ 07920

4.	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Basking Ridge, and the State of New Jersey, on the 8th day of February, 2013.

STUFUND SPECTRUM FUND

By:	/s/ Sergio Sotolongo
Sergio Sotolongo
President

INDEX TO EXHIBITS

(a)(2) Certificate of Trust